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                                                                    EXHIBIT 10.6


                                   GUARANTY
                                   --------

     GUARANTY, dated as of April 22, 1998, by FLEX-O-LITE, INC., a delaware corporation ("flex"), OSD ENVIZION, INC., a delaware corporation ("OSD"), CRYSTALOID TECHNOLOGIES, INC., a delaware corporation ("crystaloid"), JACKSON ACQUISITION, INC., a delaware corporation ("JAI"), AMERICAN ALLSAFE COMPANY, a texas corporation ("Allsafe"), and SILENCIO/SAFETY DIRECT, INC., a Nevada corporation ("Silencio", and together with Flex, OSD, Crystaloid, JAI and Allsafe, the "Guarantors") in favor of (a) BANKBOSTON, N.A., a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to the Revolving Credit and Acquisition Loan Agreement dated as of April 22, 1998 (as amended and in effect from time to time, the Credit Agreement"), among JACKSON PRODUCTS, INC., a Delaware corporation (the "Borrower"), the Banks, the Agent and MERCANTILE BANK NATIONAL ASSOCIATION as Co-Agent and (b) each of the Banks.

     WHEREAS, the Borrower and each of the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

     WHEREAS, each of the Guarantors expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged);

     WHEREAS, it is a condition to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that each of the Guarantors execute and deliver to the Agent, for the benefit of the Banks and the Agent, a guaranty substantially in the form hereof; and

     WHEREAS, each of the Guarantors wishes to guaranty the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement as provided herein;

     NOW, THEREFORE, each of the Guarantors hereby agrees with the Banks and the Agent as follows:

     1.   DEFINITIONS. The term "Obligations" and all other capitalized terms
          -----------
used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

     2.   GUARANTY OF PAYMENT AND PERFORMANCE. Each of the Guarantors hereby
          -----------------------------------
guarantees to the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required prepayment, by acceleration
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or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to (S)362(a) of the Federal Bankruptcy Code and the operation of
(S)(S)502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty by each of the Guarantors of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of each of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Agent, become immediately due and payable to the Agent, for the benefit of the Banks and the Agent, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by each of the Guarantors hereunder may be required by the Agent on any number of occasions. All payments by such Guarantors hereunder shall be made to the Agent, in the manner and at the place of payment specified therefor in the Credit Agreement, for the account of the Banks and the Agent and shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by the United States or any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding.

     3.   GUARANTORS' AGREEMENT TO PAY ENFORCEMENT COSTS, ETC. Each of the
          ----------------------------------------------------
Guarantors further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this (S)3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, provided that if such interest exceeds the maximum amount permitted to be paid
--------
under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4.   WAIVERS BY GUARANTORS; BANK'S FREEDOM TO ACT. Each of the Guarantors
          --------------------------------------------
agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. Each of the Guarantors waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other
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person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each of the Guarantors agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of each of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (e) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to such Guarantor. To the fullest extent permitted by law, each of the Guarantors hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

     5.   UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason
          ------------------------------------------------
the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, Bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each of the Guarantors to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, Bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the
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Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by such Guarantor.

     6.   SUBROGATION; SUBORDINATION.
          --------------------------

            6.1.    WAIVER OF RIGHTS AGAINST BORROWER. Until the final payment
                    ---------------------------------
     and performance in full of all of the Obligations, none of the Guarantors shall exercise and each of the Guarantors hereby waives any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in any Bankruptcy, insolvency or reorganization case or proceedings of any nature; none of the Guarantors will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of such Guarantor to the Borrower; and each of the Guarantors waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank.

            6.2.    SUBORDINATION. The payment of any amounts due with respect
                    -------------
     to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to each of the Guarantors is hereby subordinated to the prior payment in full of all of the Obligations. Each of the Guarantors agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, such Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks and the Agent, on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

            6.3.    PROVISIONS SUPPLEMENTAL. The provisions of this (S)6 shall
                    -----------------------
     be supplemental to and not in derogation of any rights and remedies of the Banks and the Agent under any separate subordination agreement which the Agent may at any time and from time to time enter into with any of the Guarantors for the benefit of the Banks and the Agent.

      7.  SECURITY; SETOFF. Each of the Guarantors grants to each of the Agent
          ---------------
and the Banks, as security for the full and punctual payment and performance of all of such Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to such Guarantor now or hereafter held by the Agent or such Bank and in all deposits (general or
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special, time or demand, provisional or final) and other sums credited by or due from the Agent or such Bank to such Guarantor or subject to withdrawal by such Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, each of the Agent and the Banks is hereby authorized at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each of the Guarantors) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of such Guarantor under this Guaranty, whether or not the Agent or such Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8.   FURTHER ASSURANCES. Each of the Guarantors agrees that it will from
          ------------------
time to time, at the request of the Agent, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. Each of the Guarantors acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Agent or any Bank in order for such Guarantor to keep adequately informed of changes in the Borrower's financial condition.

     9.   TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force
          --------------------------
and effect until the Agent is given written notice of any of the Guarantors' intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Agent at the address of the Agent for notices set forth in (S)21 of the Credit Agreement. No such notice shall affect any rights of the Agent or any Bank hereunder, including without limitation the rights set forth in (S)(S)4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt, including, without limitation the Credit Agreement and the Notes. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, Bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

     10.  SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each of
          ----------------------
the Guarantors, their successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may assign or otherwise transfer the Credit Agreement, the Notes, the other Loan Documents or any other agreement or note held by it evidencing,
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                                      -6-

securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein, all in accordance with (S)20 of the Credit Agreement. No Guarantor may assign any of its obligations hereunder.

     11.  AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of
          ----------------------
this Guaranty nor consent to any departure by any of the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     12.  NOTICES. All notices and other communications called for hereunder
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shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to a Guarantor, at the address set forth beneath its signature hereto, and if to the Agent, at the address for notices to the Agent set forth in (S)21 of the Credit Agreement, or at such address as either party may designate in writing to the other.

     13.  GOVERNING LAW; CONSENT TO JURISDICTION. THE GUARANTY IS INTENDED TO
          --------------------------------------
TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each of the Guarantors agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon such Guarantor by mail at the address specified by reference in (S)12. Each of the Guarantors hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     14.  WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS HEREBY WAIVES ITS RIGHT
          --------------------
TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Guarantors hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of
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the Guarantors (a) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this (S)14.

     15.  MISCELLANEOUS. This Guaranty constitutes the entire agreement of each
          -------------
of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.
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     IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be executed and delivered as of the date first above written.

                                    FLEX-O-LITE, INC.

                                    By:  /s/ Christopher T. Paule
                                         -----------------------------------
                                         Name:  Christohper T. Paule
                                         Title: Vice President

                                    Address:

                                    _______________________________________

                                    _______________________________________


                                    OSD ENVIZION, INC.

                                    By:  /s/ Christopher T. Paule
                                         -----------------------------------
                                         Name:  Christohper T. Paule
                                         Title: Vice President

                                    Address:

                                    ________________________________________

                                    ________________________________________


                                    CRYSTALOID TECHNOLOGIES, INC.

                                    By:  /s/ Christopher T. Paule
                                         -----------------------------------
                                         Name:  Christohper T. Paule
                                         Title: Vice President

                                    Address:

                                    ________________________________________

                                    ________________________________________

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                                    JACKSON ACQUISITION, INC.

                                    By:  /s/ Christopher T. Paule
                                         -----------------------------------
                                         Name:  Christopher T. Paule
                                         Title: Vice President

                                    Address:

                                    _______________________________________

                                    _______________________________________

                                    AMERICAN ALLSAFE COMPANY

                                    By:  /s/ Christopher T. Paule
                                         -----------------------------------
                                         Name:  Christopher T. Paule
                                         Title: Vice President

                                    Address:

                                    ________________________________________

                                    ________________________________________


                                    SILENCIO/SAFETY DIRECT, INC.

                                    By:  /s/ Christopher T. Paule
                                         -----------------------------------
                                         Name:  Christopher T. Paule
                                         Title: Vice President

                                    Address:

                                    _________________________________________

                                    _________________________________________